UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2004

                                  SPEEDUS CORP.
               (Exact name of registrant as specified in charter)

          Delaware                       000-27582               13-3853788
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

         140 58th Street, Suite 7E
             Brooklyn, New York                                     11220
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (718) 567-4300

                                 Not Applicable
          (Former name or former address, if changed from last report)

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Item 5. Other Events.

On February 11, 2004, Speedus Corp. issued a press release announcing that its wholly-owned subsidiary, CellularVision Technology & Telecommunications, L.P., received approximately $12.1 million, after expenses, from a former international licensee in settlement of litigation that CT&T instituted in May 2001.

A copy of the press release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1  Press release dated February 11, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Speedus Corp.


                                        By: /s/ Thomas M. Finn
                                            --------------------------------
                                        Name:  Thomas M. Finn
                                        Title: Treasurer and Chief Financial
                                               Officer

Date: February 12, 2004

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                                 EXHIBITS INDEX

     EXHIBIT
     NUMBER                 TITLE OF DOCUMENT
     -------                -----------------

      99.1        Press Release dated February 11, 2004.